UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	March 28, 2025
Shutterstock, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Fifth Avenue, 20th Floor
New York, NY 10118
(Address of principal executive offices, including zip code)
(646) 710-3417
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.
As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by Shutterstock, Inc. (the “Company” or “Shutterstock”) on July 22, 2024 (the “Original Form 8-K”), the Company consummated its previously announced acquisition of Envato Pty Ltd. (“Envato”) on July 22, 2024 pursuant to the Share Purchase Agreement, dated as of May 1, 2024, by and among the Company, Shutterstock AUS EMU Pty Ltd., Envato, the shareholders of Envato named thereto and their representative (the “Purchase Agreement”). The aggregate consideration payable by the Company in connection with the acquisition, after customary working capital and other adjustments in accordance with the terms of the Purchase Agreement, was approximately $250 million.

On October 3, 2024, the Company amended the Original Form 8-K to include the financial statements required to be filed under Item 9.01(a) of Form 8-K and the pro forma financial information required to be filed under Item 9.01(b) of Form 8-K (the “Form 8-K/A”).

In connection with the filing of a Registration Statement on Form S-4 on or about the date hereof (the “Form S-4”) contemplated by the previously announced Agreement and Plan of Merger (the “Merger Agreement”), by and among Shutterstock, Getty Images Holdings, Inc. (“Getty Images”), and the other parties thereto, dated as of January 6, 2025, that provides for the combination of the two companies, this Current Report on Form 8-K is being filed to provide the following information related to the Company’s acquisition of Envato that will be incorporated by reference into the Form S-4: (i) Envato’s audited consolidated financial statements as of and for the year ended June 30, 2024 (the “Updated Audited Financial Statements”) and (ii) the Company’s unaudited pro forma condensed combined financial information for the year ended December 31, 2024 (the “Updated Pro Forma Financial Information” together with the Updated Audited Financial Statements, the “Updated Financial Information”). The Updated Financial Information updates and supplements the audited consolidated financial statements of Envato and unaudited pro forma condensed combined financial information of the Company and related disclosures contained in Exhibits 99.1 and 99.2 to the Form 8-K/A. To the extent that information in this Current Report on Form 8-K differs from or updates information contained in the Form 8-K/A, the information in this Current Report on Form 8-K shall supersede or supplement the information in the Form 8-K/A.

The Updated Financial Information included in this Current Report on Form 8-K has been presented for informational purposes only, as required by the Form S-4. It does not purport to represent the actual results or project future operating results of the Company following the acquisition of Envato.

Additional Information about the Acquisition and Where to Find It

In connection with the proposed transaction, Shutterstock intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”), which will be included in the Form S-4 intended to be filed by Getty Images and that also will include an information statement of Getty Images and constitute a prospectus with respect to shares of Getty Images’ common stock to be issued in the transactions contemplated by the Merger Agreement (the “information statement and proxy statement/prospectus”). Each of Getty Images and Shutterstock may also file with or furnish to the SEC other relevant documents regarding the proposed transactions. This filing is not a substitute for the information statement and proxy statement/prospectus or any other document that Getty Images or Shutterstock may file with or furnish to the SEC. The definitive information statement and proxy statement/prospectus (if and when available) will be mailed to stockholders of Getty Images and Shutterstock. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE INFORMATION STATEMENT AND PROXY STATEMENT/PROSPECTUS (WHEN AVAILABLE) AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the information statement and proxy statement/prospectus (if and when available) and other documents containing important information about Getty Images, Shutterstock and the proposed transactions, once such documents are filed with or furnished to the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by Getty Images will be available free of charge on Getty Images’ website at investors.gettyimages.com. Copies of the documents filed with or furnished to the SEC by Shutterstock will be available free of charge on Shutterstock’s website at investor.shutterstock.com.

Participants in the Solicitation

This Form 8-K is not a solicitation of proxies in connection with the proposed transactions. Getty Images, Shutterstock and certain of their respective directors and executive officers and other members of their respective management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about the directors and executive officers of Getty Images, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Getty Images’ Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 17, 2025. Information about the directors and executive officers of Shutterstock, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Shutterstock’s Form 10-K/A for the year ended December 31, 2024 which was filed with the SEC on March 28, 2025. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the information statement and proxy statement/prospectus and other relevant materials to be filed with or furnished to the SEC regarding the proposed transactions. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

The statements in this Form 8-K include forward-looking statements concerning Getty Images, Shutterstock, the proposed transactions described herein and other matters. All statements, other than historical facts, are forward-looking statements. Forward-looking statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, financings or otherwise, based on current beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. Forward-looking statements speak only as of the date they are made or as of the dates indicated in the statements and should not be relied upon as predictions of future events, as there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur or the timing thereof. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “could,” “might,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary. The forward-looking statements in this Form 8-K relate to, among other things, filing of the Form S-4 with the SEC. Important factors that could cause actual results to differ materially from such forward-looking statements include, among other things: failure to file the Form S-4 with the SEC. A more fulsome discussion of the risks related to the proposed transactions contemplated by the Merger Agreement will be included in the information statement and proxy statement/prospectus. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in each of Getty Images’ and Shutterstock’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other filings with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward looking statements. While the list of factors presented here is, and the list of factors presented in the information statement and proxy statement/prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither Getty Images nor Shutterstock assumes, and each hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of businesses or funds acquired.

Envato’s audited consolidated financial statements as of and for the year ended June 30, 2024 and unaudited condensed consolidated financial statements as of December 31, 2023 and for the six-month periods ended December 31, 2023 and 2022 are attached as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and incorporated herein by reference. Such financial statements of Envato were prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information for the year ended December 31, 2024, related to the Company’s acquisition of Envato is attached as Exhibit 99.3 to this Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of PricewaterhouseCoopers

99.1	Envato Pty Ltd audited consolidated financial statements as of and for the year ended June 30, 2024

99.2	Envato Pty Ltd unaudited condensed consolidated financial statements as of December 31, 2023 and for the six-month periods ended December 31, 2023 and 2022

99.3	Shutterstock, Inc. Unaudited pro forma condensed combined financial information for the year ended December 31, 2024

104	Cover Page Interactive Data File - The cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: March 28, 2025	By:	/s/ Rik Powell
Rik Powell
Chief Financial Officer
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